MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND OF
                MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST


     Supplement dated March 29, 2001 to Prospectus dated December 27, 2000

         The Board of Trustees of Merrill Lynch California Insured Municipal Bond Fund (the "Fund"), a series of Merrill Lynch California Municipal Series Trust (the "Trust"), approved an Agreement and Plan of Reorganization between the Fund and Merrill Lynch California Municipal Bond Fund ("California Fund"), also a series of the Trust, whereby California Fund will acquire substantially all of the assets and will assume substantially all of the liabilities of the Fund and will simultaneously distribute to the Fund newly-issued shares of California Fund. Such shares will then be distributed on a proportionate basis to the shareholders of the Fund in liquidation of the Fund. As part of the transaction, California Fund will adopt a policy to invest primarily in insured municipal bonds and will change its name to "Merrill Lynch California Insured Municipal Bond Fund." After the completion of these transactions, the Fund will terminate as a series of the Trust in accordance with the Declaration of Trust of the Trust and the laws of the Commonwealth of Massachusetts (the "Reorganization").

         The Reorganization is conditioned upon, among other things, approval of the Fund's shareholders. A special meeting of the shareholders of the Fund to consider the Reorganization has been called for May 29, 2001. The record date for determining the shareholders entitled to receive notice of and to vote at the special meeting is April 2, 2001. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the second calendar quarter of 2001.

         If the Reorganization takes place, Fund shareholders will receive shares of the class of California Fund having the same letter designation (i.e., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees, and sales charges (including contingent deferred sales charges), if any, as the shares of the Fund held by them immediately prior to the Reorganization.

Code #16574-12-00